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                                FORM OF LOCK-UP AGREEMENT




                                    December __, 1996


Capital West Securities, Inc.
16th Floor, One Leadership Square
211 N. Robinson
Oklahoma City, OK 73102


    As One of the Representatives of the Several Underwriters

    Re:  Public Offering of Common Stock Par Value
         $.01 Per Share ( the "Common Stock") of
         CD Warehouse, Inc. (the "Company")
         ___________________________________

Gentlemen:

     Pursuant to Section 2(s) of the Underwriting Agreement, dated
December __, 1996 (the "Underwriting Agreement"), by and among you and the Company, the undersigned (a holder of Common Stock) hereby agrees not to sell, contract to sell, transfer or otherwise dispose of any shares of Common Stock without prior written consent for a period of 24 months after the date of the initial public offering of the Common Stock. All communications to you hereunder shall be sent to the address set forth above, attention: Gregory M. Jones.

                                       Sincerely,



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